UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 15, 2006 (June 12, 2006)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


           DELAWARE                                              88-0219860

(State or other jurisdiction of                                (IRS Employer
 Incorporation or organization)                              Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

     On June 12, 2006, the Board of Directors of Synagro Technologies, Inc. (the "Company") appointed Nolan Lehmann and Roger J. Klatt to serve as directors of the Company until the next annual meeting of the Company's stockholders or until their successors are duly elected and qualified. Mr. Klatt will serve as Chairman of the Audit Committee of the Board of Directors.

     There is no arrangement or understanding between either of Messrs. Lehmann or Klatt and any other person pursuant to which Messrs. Lehmann or Klatt was selected to serve as a director of the Company nor do Messrs. Lehmann or Klatt have a family relationship with any director, executive officer or person nominated as such of the Company.

     Since the beginning of the Company's last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which either Messrs. Lehmann or Klatt, or members of either of their immediate families, had or will have a direct or indirect material interest.

     On June 12, 2006, David Donnini and Vincent J. Hemmer resigned from the Company's Board of Directors effective June 12, 2006. Neither Messrs. Donnini nor Hemmer had disagreements with the Company, its Board of Directors or its management in any matter relating to the Company's operations, policies or practices.

     On June 15, 2006, the Company issued a press release regarding the appointments of Messrs. Lehmann and Klatt to the Board of Directors and the resignation of Messrs. Donnini and Hemmer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. Exhibits

(c)  Exhibits

     99.1       Press Release dated June 15, 2005, issued by the Company.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: June 15, 2006

                                       SYNAGRO TECHNOLOGIES, INC.

                                       By:         /s/ J. PAUL WITHROW
                                           -------------------------------------
                                           (Senior Executive Vice President &
                                           Chief Financial Officer and Director)







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

                                  EXHIBIT INDEX


99.1    Press Release dated June 15, 2005, issued by the Company.





















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